UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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TALEND S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TALEND S.A.

9, rue Pages

92150 Suresnes, France

Annual Combined General Meeting of Shareholders

To Be Held at 2:30 p.m. Paris Time on Tuesday, June 30, 2020

Explanatory Note

Set forth below is the English version of the convening notice for the annual combined general shareholders’ meeting of Talend S.A. (the “Company”) that is being sent, on June 12, 2020, to holders of ordinary shares of the Company in accordance with French law.

Free translation from French to English

NOTICE OF ANNUAL COMBINED

GENERAL SHAREHOLDERS’ MEETING

Dear Shareholder,

We are honored to invite you to the Annual Combined General Shareholders’ Meeting of Talend to be held on:

Tuesday, June 30, 2020 at 2.30 pm

At the head office: 9, rue Pagès - 92150 Suresnes (France)

Talend S.A.	484 175 252 RCS Nanterre

Société anonyme au capital de 2.498.893,68 €	TVA Intracommunautaire FR 44 48 41 75 252

9 rue Pagès, 92150 Suresnes, France	TALEND.COM

Free translation from French to English

WARNING

1)                              Within the evolving context of the Covid-19 epidemic and the fight against its spread, the terms and conditions of attendance to the General Meeting provided for by law and regulations or by TALEND SA are likely to change depending on health and/or regulatory/legal requirements.

In particular, the General Meeting could be, in accordance with ordinance n ° 2020-321 of March 25, 2020, held behind closed doors (without the physical presence of the shareholders), if the current situation persists (or even the admission of shareholders restricted by decision of the public authorities or for security reasons) and if physical participation in the General Meeting is impossible.

In this context, TALEND SA invites its shareholders to anticipate the hypothesis of an impediment to physically participate in the General Meeting, and to express their vote by mail or to give their proxy to the Chairman of the General Meeting.

The final terms and conditions of participation in the General Meeting are specified in the notice of meeting which is published in the Bulletin of Mandatory Legal Announcements (“BALO”) at the latest fifteen days prior to the date of the General Meeting.

Shareholders are also invited to regularly consult the section dedicated to the General Meeting on the website https://investor.talend.com/shareholder-services/annual-meeting  which will be updated to specify the final terms and conditions of participation at the General Meeting of June 30, 2020, and in particular its possible holding without the physical presence of the shareholders.

2)                              Talend being listed on the Nasdaq market and subject to US domestic issuer securities laws requirements, you will find attached to this mailing for the complete information of our shareholders, a copy of our annual report for the financial year 2019 (“10-K”), along with our definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2020. However, we draw the attention of our shareholders to the fact that resolution n°6 as presented in the proxy statement contains a non-material error. Consequently, our shareholders should read the resolution n°6 as drafted here below in this notice.

Free translation from French to English

1.               How to attend the General Meeting ?

The conditions and modalities of participation in the General Meeting presented below take into account the exceptional situation linked to the current health crisis and take into account the provisions of ordinance n ° 2020-321 of March 25, 2020 adapting the rules of meeting and deliberation of general shareholders meetings and governing bodies due to the epidemic of Covid-19, and decree n ° 2020-418 of 10 April 2020 carrying the implementing measures.

Within the evolving context of the Covid-19 epidemic and the fight against its spread, the terms and conditions of participation in the General Meeting provided for by law and regulations or by TALEND SA could be modified.

1.1                  Pre-requisites to attend the General Meeting

The General Meeting is composed of all the shareholders irrespective of the number of their shares.

Any shareholder may be represented at the General Meeting by another shareholder, by his spouse or by the partner with whom he has entered into a civil solidarity pact.

In accordance with Article R.225-85 of the French Commercial Code, the right to participate in the General Meeting is justified by the registration of the securities in the name of the shareholder or the intermediary registered on his behalf (in application of the seventh paragraph of Article L.228-1 of the French Commercial Code), on the second day preceding the General Meeting at midnight, Paris time, either in the registered share accounts kept by the Company (or its representative) or in the bearer share accounts held by the authorized intermediary.

The registration of the securities in the bearer share accounts kept by the financial intermediaries is recorded by a certificate of participation issued by them (or, where applicable, electronically) under the conditions set out in article R.225-85 of the Commercial Code (with reference to article R.225-61 of the same code), in the appendix:

➢ the remote voting form;

➢ the voting proxy; and

➢ the application for an admission card issued in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

A certificate is also issued to the shareholder wishing to participate physically in the General Meeting and who did not receive his admission card on the second day preceding the General Meeting at midnight, Paris time.

1.2                  Mode of participation in the General Meeting

If the current situation persists and considering the probability of a General Meeting to be held behind closed doors, shareholders are urged to favor, before the General Meeting, the postal vote or the proxy to the Chairman of the General Meeting, in the conditions specified below.

Free translation from French to English

Any shareholder, regardless of the number of shares owned, has the right to participate in the General Meeting.
Shareholders can choose between one of the following three participation methods:

1.                                    attend the General Meeting personally by requesting an admission card;

2.                                    give proxy to the Chairman of the General Meeting or another shareholder, his/her spouse or the partner with whom he has concluded a civil solidarity pact (article L. 225-106 of the French Commercial Code);

3.                                    vote by post.

In accordance with article 7 of decree n ° 2020-418 of April 10, 2020 and by way of derogation from article R.225-85, III of the French Commercial Code, when the shareholder has already cast his vote by proxy or requested his admission card or certificate of participation to attend the General Meeting, he/she may choose another mode of participation provided that his/her instruction in this sense reaches the Company no later than the fourth day preceding the date of the general meeting. If applicable, the previous instructions received will then be revoked.

1.2.1                Physical attendance to the General Meeting

Shareholders wishing to physically attend the General Meeting may request an admission card as follows:

-                   for the registered shareholder: to present himself on the day of the General Meeting directly at the counter specifically provided for this purpose provided with a piece of identification or to request an admission card to BNP PARIBAS Securities Services - CTS General Meetings - Les Grands Moulins de Pantin 9, Rue du Débarcadère - 93761 Pantin Cedex, prior to June 27, 2020.

-                   for bearer shareholders: to request an admission card from the intermediary who manages his shares.

1.2.2                Vote by post or proxy

Due to the current context related to Covid-19 and the uncertain postal deadlines, it is strongly recommended to return the voting forms to the following email address: etrailin@talend.com.

Shareholders who do not personally attend this Meeting and who wish to vote by mail or be represented by giving proxy to the Chairman of the Meeting, to their spouse or partner with whom they have entered into a civil solidarity pact or to another shareholder may:

-                   for the registered shareholder: return the single voting form by mail or by proxy, which will be sent to him with the convocation, to the following address: BNP PARIBAS Securities Services - CTS General Meetings - Les Grands Moulins de Pantin 9, Rue du Débarcadère - 93761 Pantin Cedex, or by email to the following address: etrailin@talend.com

-                   for bearer shareholders: request this form from the intermediary who manages its shares, as from the date of the convening of the Meeting. The single voting form by post or proxy must be accompanied by a certificate of participation issued by the financial intermediary and sent to the following address: BNP PARIBAS Securities Services - CTS General Meetings - Les Grands Moulins de Pantin 9, Rue du Débarcadère - 93761 Pantin Cedex, or by email: etrailin@talend.com

To be taken into account, postal voting forms must be received by the Company or the BNP Paribas Securities Services General Meetings Service no later than three days before the Meeting.

Free translation from French to English

1.3                  Written Questions and Request for Registration of Draft Resolutions by Shareholders

Due to the current context related to Covid-19 and the uncertain postal deadlines, it is strongly recommended that you also send requests for the registration of draft resolutions and / or written questions to the following email address: etrailin@talend.com.

Requests for the inclusion of items or draft resolutions on the agenda by shareholders fulfilling the conditions set forth in Article R 225-71 of the French Commercial Code must reach the registered office by registered letter with request for reception notice to the following address: 9, Rue Pagès - 92150 Suresnes or by electronic communication to the following address: etrailin@talend.com, within 25 days (calendar) before the General Meeting, in accordance with Article R 225-73 of the French Commercial Code. Applications must be accompanied by a registration certificate either in the registered securities accounts kept by the Company, or in the bearer securities accounts kept by an intermediary mentioned in article L. 211-3 of the Monetary and Financial Code.

The examination of the resolution is subject to the transmission, by the applicants, of a new certificate justifying the registration of securities in the same accounts on the second day preceding the Meeting at midnight, Paris time.

Each shareholder has the option to address to the Board of Directors, which will answer in session, the written questions of his choice. Questions must be sent by registered letter with acknowledgment of receipt to the following address 9, Rue Pagès - 92150 Suresnes or by electronic communication to the following address: etrailin@talend.com. This mailing must be done no later than the fourth working day preceding the date of the General Meeting. They are accompanied by a registration certificate either in the registered securities accounts kept by the Company, or in the bearer securities accounts kept by an intermediary mentioned in article L. 211-3 of the Monetary and Financial Code.

1.4                  Shareholders’ right of communication

Shareholders will be able to obtain, within the legal deadlines, the documents provided for in articles R.225-81 and R.225-83 of the French Commercial Code by request addressed to BNP PARIBAS Securities Services - CTS General Meetings - Les Grands Moulins de Pantin 9, Rue du Débarcadère - 93761 Pantin Cedex.

You will find attached a sample request for documents.

This notice will be followed by a notice of meeting incorporating any changes to the agenda following requests for registration of points or draft resolutions presented by shareholders.

Free translation from French to English

2.               Summary of the company’s statutory financial statements for the year ended December 31, 2019

NOTICE: The figures presented in this document have been derived from the Talend S.A.’s stand-alone French statutory financial statements for the fiscal year 2019 prepared in accordance with French GAAP rules.  These figures relate to Talend S.A. on a non-consolidated basis only, and do not include any financial information related to Talend S.A.’s subsidiaries

Revenue

During the 2019 financial year, the Company continued its activity of open source data integration software in real time, allowing its customers to analyze and use their data more efficiently, and more generally to improve their strategic decision making and increase their competitive advantage.

In France, revenue for fiscal year 2019 increased by more than 18% compared to fiscal year 2018 and amounts to EUR 81,876,580.

Breakdown by activity and geographies is as follows (in Euros):

Breakdown by activity	France and Overseas Departments and Territories	EU and Rest of World	2019	2018
Subscriptions & Support	32,412,230	4,195,743	36,607,973	33,110,642
Consulting	2,359,700	500,100	2,859,799	2,753,063
Training	454,730	125,329	580,059	802,582
Others	677,717	18,375	696,092	436,658
Intercompany	—	41,132,656	41,132,656	31,969,815
Total	35,904,376	45,972,204	81,876,580	69,072,580

Profit analysis

Compared income of the Company is as follows:

	Year ended December 31,
Income analysis	2019	2018
Operating income	(11,619,124)	(7,800,533)
Financial income	(38,524)	3,834,521
Loss before income tax and non-operating expenses	(11,657,648)	(3,966,012)
Non-operating profit	(115,481)	3,463
Income tax	(428,400)	414,689
Net income	(11,344,729)	(3,547,860)

Free translation from French to English

The operating loss increased by 49% compared to the 2018 financial year following a very significant increase in commissions and brokerage commissions on sales and expenses relating to the issue of convertible bonds.

Balance sheet analysis (in Euros)

	Year ended December 31,
	2019	2018
ASSETS
Fixed assets	91,536,954	71,853,224
Stock	0	0
Other assets	162,701,128	49,198,387
Prepaid expenses	9,758,135	4,451,985
TOTAL ASSETS	263,996,217	125,508,596
LIABILITIES
Shareholders’ equity	48,013,060	49,971,070
Other equity capital	5,674	5,674
Provisions for risks	3,222,695	3,284,339
Other liabilities	174,162,061	35,840,466
Deferred revenue and other current liabilities	38,592,727	36,407,045
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	263,996,217	125,508,596

The investments for the year represent a total of 21,639,876 euros and break down as follows:

-     Construction: 56,558 euros corresponding to the improvements made within the premises of the Company,

-     Office and computer equipment, furniture: for 903,857 euros

-     Receivables attached to equity interests for 20,590,954 euros corresponding to a long-term loan granted to the subsidiary Talend Inc.

-     Increase in the amount of financial fixed assets by 88,507 euros following the increase in the security deposit for the premises in Nantes.

The change in provision for retirement benefits for the 2019 financial year is 183,410 euros and was recorded as an allocation to provisions for risks and operating expenses.

The increase in “Other current assets” is mainly due to the significant increase in cash available following the issue of convertible bonds.

Expected evolution of the Company and future developments

We intend to generate profits based on increased sales of our solutions to new and existing customers, including by the continued conversion of free trials into paid users. We currently anticipate that at some point in the future we will be able to increase revenues at a greater rate than increases in our operating expenses. However, there can be no assurance that we will achieve or maintain profitability on a consistent basis, that we will increase our sales to new and existing customers, or that our operating expenses will increase at a lower rate than our revenue may grow.

Free translation from French to English

Key elements of our growth strategy include:

-     Maintain our technology leadership.  We intend to continue to invest in Talend Data Fabric and innovate and develop new features, functionalities and app modules as our markets advance.

-     Grow our customer base.  We plan to grow our base of customers by increasing focus on frictionless, self-service deployment and pay-as-you-go payment model for our products, continuing to expand our sales organization, further developing our channel relationships, and converting open source and free trial users into paying customers. As of December 31, 2019, we had over 4,250 total customers and 593 enterprise customers that had annual recurring revenue, or ARR, of $100,000 or more.

-     Further expand within our existing customer base.  Our customers typically make an initial purchase for a specific and immediate need and then subsequently expand their use cases. Our acquisition of Stitch enhanced our go-to-market reach with a cloud application available for self-service purchase which we believe reduces friction for customers and provides a basis for targeted expansions over time.

-     Expand our ecosystem of partners.  We will continue to invest in and grow our strong ecosystem of partners spanning big data vendors, cloud platform and application providers, analytical software providers, commercial use/OEM partners, systems integrators and VARs.

-     Continue to grow internationally.  We have employees in the United States, France, Germany, China, the United Kingdom, India, Singapore, Japan, Canada, Australia, Spain, Italy, Ireland, the Netherlands, Sweden, Switzerland and Denmark. We will continue to invest in further expanding our footprint in international markets.

Free translation from French to English

3.	Proposed agenda of the annual combined general shareholders’ meeting

Within the authority of the Ordinary Shareholders’ Meeting:

1.         To ratify the provisional appointment of Ms. Elizabeth Fetter as Director;

2.         To ratify the provisional appointment of Ms. Christal Bemont as Director;

3.         To approve, on an advisory basis, the compensation of our named executive officers;

4.         To approve the statutory financial statements for the year ended December 31, 2019;

5.         To allocate earnings for the year ended December 31, 2019;

6.         To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS;

7.         To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

8.         To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

9.         To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code);

10.       To set the amount of directors’ compensation allocated to the board of directors;

11.       To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes;

12.       To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code;

Within the authority of the Extraordinary Shareholders’ Meeting:

13.       To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, with shareholders’ preferential subscription right;

14.       To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, without shareholders’ preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

Free translation from French to English

15.       To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, without shareholders’ preferential subscription right, by way of an offering referred to in Article L. 411-2 1° of the French Monetary and Financial Code;

16.       To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders’ preferential subscription right, for the benefit of a first category of persons meeting certain characteristics;

17.       To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders’ preferential subscription right, for the benefit of a second category of persons meeting certain characteristics;

18.       To delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders’ preferential subscription right;

19.       To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposals Nos. 13 to 18 above;

20.       To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized;

21.       To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

22.       To delegate authority to the board of directors to issue share warrants (bons de souscription d’actions), without shareholders’ preferential subscription right, for the benefit of a category of persons meeting certain characteristics;

23.       To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code;

24.       To limit the amount of issues under Proposal Nos. 21, 22 and 23;

25.       To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d’épargne d’entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code;

26.       To amend the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019.

Free translation from French to English

4.               Draft resolutions proposed to the General Meeting

First Resolution

Ratification of the provisional appointment of Ms. Elizabeth Fetter as Director.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report,

having noted that the Board of Directors, at its meeting held on January 2, 2020, appointed on a provisional basis Ms. Elizabeth Fetter as a director to replace Mr. John Brennan, who has resigned, for the remaining period of the latter’s term of office, i.e. up to the Ordinary General Shareholders’ Meeting called to approve the financial statements for the financial year ending December 31, 2021, ratifies the co-optation of Ms. Elizabeth Fetter as a director and, as far as necessary, any grant of warrants and payment of attendance fees decided by the Board of Directors since her nomination.

Second Resolution

Ratification of the provisional appointment of Ms. Christal Bemont as Director.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report,

having noted that the Board of Directors, at its meeting held on January 8, 2020, appointed on a provisional basis Ms. Christal Bemont as a director to replace Ms. Nanci Caldwell, who has resigned, for the remaining period of the latter’s term of office, i.e. up to the Ordinary General Shareholders’ Meeting called to approve the financial statements for the financial year ending December 31, 2020, ratifies the co-optation of Ms. Christal Bemont as a director and, as far as necessary, any grant of warrants and payment of attendance fees decided by the Board of Directors since her nomination.

Third Resolution

Approval, on an advisory basis, of the compensation of our named executive officers.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report,

approves, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

Free translation from French to English

Fourth Resolution

Approval of the financial statements for the year ended December 31, 2019.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ management report on the Company’s business and situation during the financial year ended December 31, 2019, the financial statements for the aforementioned year and the Statutory Auditors’ report on the performance of their responsibilities during the year, approves the financial statements for the year ended December 31, 2019, as presented to it, as well as the transactions reflected in these accounts and summarized in these reports,

duly notes that these annual financial statements do not address excess amortization and non-deductible amortization and that the amount of the non-deductible expenses referred to in Article 39-4 of the French General Tax Code during the financial year amounts to €0 and consequently approves these expenses and the corresponding tax.

Fifth Resolution

Allocation of earnings for the year ended December 31, 2019.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ management report,

recognizing that the losses for the year ended December 31, 2019 amount to a total of €11,344,729,

resolves to allocate these losses to “retained earnings”, the balance of which, after this allocation, will amount to €136,348,841,

in accordance with applicable legal provisions, it is recalled that no dividend has been paid in respect of any of the past three years.

Sixth Resolution

Approval of the consolidated financial statements for the year ended December 31, 2019.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the report on the management of the group during the financial year ended December 31, 2019 and the financial statements for the aforementioned year and the Statutory Auditors’ report on the financial statements, approves the annual financial statements for the year ended December 31, 2019 as presented which show a comprehensive loss of $62.7 million, and also the transactions reflected in these financial statements and summarized in these reports.

Free translation from French to English

Seventh Resolution

Approval of an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

having noted that the Board of Directors during its meeting held on January 2, 2020, authorized the conclusion of an indemnification agreement between the Company and Ms. Elizabeth Fetter, director,

approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Elizabeth Fetter, director.

Eighth Resolution

Approval of an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

having noted that the Board of Directors during its meeting held on January 8, 2020, authorized the conclusion of an indemnification agreement between the Company and Ms. Christal Bemont, CEO and director, approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Christal Bemont, CEO and director.

Ninth Resolution

Approval of a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code).

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

having considered the special report of the Statutory Auditors concerning the agreements and undertakings referred to as in Article L. 225-38 of the French Commercial Code,

having noted that the Board of Directors during its meeting held on January 8, 2020, authorized the conclusion of a separation agreement and release between the Company and Mr. Michael Tuchen, director, approves, in accordance with Article L. 225-40 of the French Commercial Code, the separation and release agreement entered into between the Company and Mr. Michael Tuchen, director.

Free translation from French to English

Tenth Resolution

Setting of the global amount of Directors’ compensation allocated to the Board of Directors.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report,

resolves to set at €1,500,000 the global amount of Directors’ compensation for the 2020 financial year and for each subsequent financial year until otherwise resolved by a further decision of the Ordinary General Shareholders’ Meeting.

Eleventh Resolution

Ratification of the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

recalls that KPMG SA and VACHON et ASSOCIES are and will remain the statutory auditors of the Company until the end of the ordinary general meeting of shareholders called to approve the financial statements for the year ending December 31, 2023, notes that pursuant to an engagement letter entered into between the Company and KPMG LLP, the Company has mandated KPMG LLP for the special mission of serving as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes, notes that this agreement was approved by the Audit Committee of the Board of Directors of the Company and signed by the Chief Executive Officer on March 30 2020,

decides to ratify the nomination of KPMG LLP for the said special mission.

Twelfth Resolution

Ratification of the transfer of the headquarters of the Company.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report,

in accordance with Article L. 225-36 of the French Commercial Code and Article 4 of the Company’s Bylaws,

ratifies the transfer of headquarters, decided by the Board of Directors at its meeting held on April 10, 2020, from 9 rue Pages, 92150, Suresnes, France, to 5/7, rue Salomon de Rothschild, 92150 Suresnes, France.

Thirteenth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by issuing ordinary shares and/or other securities, with shareholders’ preferential subscription right.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

Free translation from French to English

in accordance with the provisions of the French Commercial Code, and in particular Articles L. 225-129 et seq., L. 225-132, L. 225-133, L. 225-134, L. 228-91 to L. 228-93,

delegates to the Board of Directors its authority to decide the increase of the share capital with shareholders’ preferential subscription right, on one or more occasions, in such amounts and at such times as it shall decide, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors, by issuing:

(i)       ordinary shares of the Company;

(ii)      equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

(iii)     other securities (including in particular, all debt securities) giving access to equity securities of the Company;

(iv)    other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company’s share capital or of which the Company directly or indirectly owns more than half of the share capital;

which may be subscribed for either in cash or by offsetting debts.

resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

resolves that the shareholders have, in proportion to the amount of their shares, a preferential subscription right to subscribe to the ordinary shares or securities which, if applicable, will be issued pursuant to this delegation, grants to the Board of Directors the power to grant shareholders the right to subscribe, on a reducible basis, a greater number of shares or securities than they could subscribe on an irreducible basis, in proportion to the rights they have and, in any case, within the limit of their request, decides to set at €480,000 (or the equivalent of this amount in the event of issue in another currency) the maximum nominal amount of the capital increases that may be carried out, immediately or in the future, under this resolution, it being specified that:

-                   the maximum nominal amount of capital increases that may be carried out immediately or in the future under this delegation will be deducted from the amount of the global limit provided for in the Nineteenth Resolution below,

-                   to this global limit shall be added, where applicable, the nominal value of the shares to be issued in order to preserve the rights of the holders of securities and other rights giving access to the capital, in accordance with the law and, where applicable, contractual provisions, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued pursuant to this delegation, it being specified that:

-                   this amount will be increased, if applicable, by any redemption premium above par,

-                   this amount will be deducted from the overall limit referred to in the Nineteenth Resolution below,

-                   this limit does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code, whose issuance would be decided or authorized by the Board of Directors under the conditions provided by Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more of the various means provided by law in the order it deems appropriate and in particular:

-                   limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue,

-                   freely distribute all or part of the unsubscribed securities among persons of its choosing, and

-                   offer to the public, either in France or abroad, all or part of the unsubscribed securities,

Free translation from French to English

resolves that issues of share warrants of the Company may be made by subscription offer, but also by free allocation to the owners of the existing shares,

resolves that in the event of a free allocation of share warrants, the Board of Directors may decide that any fractional allocation rights will not be negotiable and that the corresponding shares will be sold, acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company’s share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities;

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that the delegation thus granted to the Board of Directors is valid for a period of twenty-six (26) months from this meeting,

resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

-                   decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

-                   decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, requested pursuant the issuance,

-                   set the dates, terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium,

-                   set the date of the possible retroactive dividend rights of the shares or securities giving access to the capital to be issued, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, refund or allotment of any other type of shares or securities giving access to the capital,

-                   make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company’s capital,

-                   to suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

decides that the Board of Directors may:

-                   on its sole initiative and when it deems it appropriate, deduct the fees, rights and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, from the amount of the premiums related to these transactions and to deduct, on the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

-                   make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed and, more generally, take any measures, enter into any commitment and carry out any formalities necessary for the successful completion of the proposed issuance, and finalize the resulting capital increase definitive and amend the Bylaws accordingly.

Free translation from French to English

Fourteenth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by issuing ordinary shares, and/or other securities, without shareholders’ preferential subscription right, by way of an offer to the public excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

in accordance with the provisions of the French Commercial Code, and in particular Articles L. 225-129 et seq., L. 225-135, L. 225-136, and L. 228-91 to L. 228-93,

delegates to the Board of Directors its authority to decide, by way of an offer to the public (excluding offerings referred to in Article L. 411-2 1° of the French Monetary and Financial Code), to issue, without shareholders’ preferential subscription right, on one or more occasions, in such amounts and at such times as it may determine, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors:

(i)                     ordinary shares of the Company;

(ii)                  equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

(iii)               other securities (including in particular, all debt securities) giving access to equity securities of the Company;

(iv)             other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company’s share capital or of which the Company directly or indirectly owns more than half of the share capital;

which may be subscribed for either in cash or by offsetting debts.

delegates to the Board of Directors its authority to decide the issuance of shares or securities giving access to the Company’s share capital to be issued following the issue of securities giving access to the share capital of the Company, by any company which directly or indirectly owns more than half of the Company’s share capital or of which the Company directly or indirectly owns more than half of the share capital. This resolution automatically waives, for the benefit of holders of securities to be issued by any company in the Company’s group, the shareholders’ preferential subscription right of the Company’s shareholders with respect to the ordinary shares or securities giving access to the share capital of the Company to which the securities issued entitle them.

resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

resolves to waive the shareholders’ preferential subscription right with respect to the ordinary shares or securities issued pursuant to this delegation,

decides to give to the Board of Directors, if in the use of this delegation the shares of the Company are admitted to trading on a regulated market within the meaning of the French Commercial Code, the option to grant, to the benefit of the shareholders, and for all or part of the issues, a right of priority to subscribe to such shares during the period and according to the terms it will set in accordance with the provisions of Article L. 225-135 of the French Commercial Code, with this priority not giving rise to the creation of negotiable rights, but which may be exercised both on an irreducible and a reducible basis,

Free translation from French to English

acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company’s share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities, decides that the offer to the public decided pursuant to this resolution, may be combined, in the context of a same issue or of multiple issues carried out simultaneously, with an offer to the public referred to in Article L.411-2 1° of the French Monetary and Financial Code,

decides to set at €480,000 (or the equivalent of this amount in the event of issue in another currency) the maximum nominal amount of the capital increases that may be carried out, immediately and / or in the future, under of this resolution, it being specified that:

-                   the maximum nominal amount of the capital increases that may be carried out immediately or in the future under this delegation will be deducted from the amount of the overall limit provided for in the Nineteenth Resolution below,

-                   to this global limit shall be added, as the case may be, the nominal value of the shares to be issued to preserve, in accordance with the law and, where applicable, the applicable contractual provisions, the rights of the holders of securities and other rights giving access to the capital, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued under this delegation, it being specified that:

-                   this amount will be increased, if applicable, by any redemption premium above par,

-                   this amount will be deducted from the overall limit referred to in the Nineteenth Resolution below,

-                   this ceiling does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code, whose issuance is decided or authorized by the Board of Directors under the conditions set out in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more the various means provided by law in the order it deems appropriate and in particular:

-                   limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue,

-                   freely distribute all or part of the unsubscribed securities among persons of its choosing, and

-                   offer to the public, either in France or abroad, all or part of the unsubscribed securities,

decides that the issue price of the shares that may be issued pursuant to this delegation shall be fixed by the Board of Directors and, as long as shares of the Company (whether or not in the form of American Depositary Shares) are admitted to trading on the Nasdaq Global Market in the United States of America, shall be at least equal to the volume-weighted average trading price for the last trading day prior to the setting of the price of the issue, which may be reduced by a maximum discount of 5% (provided that if, when using this delegation, the Company’s shares

Free translation from French to English

are admitted to trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Articles L. 225-136 1° and R.225-119 of the French Commercial Code), taking into account, if applicable, the date of any dividend rights and being specified that the issue price of securities giving access to the capital, if any, issued pursuant to this delegation shall be such that the sum received immediately by the Company, plus the amount that may be collected by the Company upon the exercise or conversion of such securities, is, for each share issued as a result of the issue of such securities, at least equal to the minimum amount referred to above, resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

-                   decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

-                   decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, be requested pursuant the issuance,

-                   set the terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium, their date of the possible retroactive dividend rights, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, redemption or allotment of any other type of shares or securities giving access to the capital,

-                   make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company’s capital,

-                   suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

decides that the Board of Directors may:

-                   on its sole initiative and when it deems it appropriate, deduct the fees, rights and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, from the amount of the premiums related to these transactions and to deduct, from the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

-                   make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed and, more generally,

-                   take any measures, enter into any commitment and carry out any formalities necessary for the successful completion of the proposed issuance, and finalize the resulting capital increase definitive and amend the Bylaws accordingly.

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that the delegation granted to the Board of Directors is valid for a period of twenty-six (26) months as from the date of this meeting.

Free translation from French to English

Fifteenth Resolution

Delegation of authority given to the Board of Directors to increase the capital by issuing ordinary shares, and/or other securities, without shareholders’ preferential subscription right, to be issued by way of an offer to the public referred to in Article L. 411-2 1° of the French Monetary and Financial Code.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

in accordance with the provisions of the French Commercial Code, and, in particular, Articles L. 225-129 and seq., L. 225-135, L. 225-136, L. 228-91 to L. 228-93,

delegates to the Board of Directors its authority to decide, by way of an offer to the public referred to in 1° of Article L. 411-2 of the French Monetary and Financial Code, to issue, without shareholders’ preferential subscription right, on one or more occasions, in such amounts and at such times as it shall decide, in France or abroad, in Euros, or any other currency or monetary unit established by reference to several currencies at the discretion of the Board of Directors:

(i)                     ordinary shares of the Company;

(ii)                  equity securities giving access to other equity securities of the Company or giving right to the allocation of debt securities of the Company;

(iii)               other securities (including in particular, all debt securities) giving access to equity securities of the Company;

(iv)             other securities (including in particular, all debt securities) giving access to equity securities of any company which directly or indirectly owns more than half of the Company’s share capital or of which the Company directly or indirectly owns more than half of the share capital;

which may be subscribed for either in cash or by offsetting debts.

delegates to the Board of Directors its authority to decide the issuance of shares or securities giving access to the Company’s share capital to be issued following the issue of securities giving access to the share capital of the Company, by any company which directly or indirectly owns more than half of the Company’s share capital or of which the Company directly or indirectly owns more than half of the share capital. This resolution automatically waives, for the benefit of holders of securities to be issued by any company in the Company’s group, the shareholders’ preferential subscription right of the Company’s shareholders with respect to the ordinary shares or securities giving access to the share capital of the Company to which the securities issued entitle them.

resolves that the securities thus issued may consist of debt securities, be associated with the issue of such securities or allow them to be issued as intermediate securities,

resolves to waive the shareholders’ preferential subscription right on the ordinary shares or securities issued pursuant to this delegation,

acknowledges that, in accordance with the provisions of Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the Company’s share capital shall imply that the shareholders waive their preferential subscription right to the shares to which the securities issued entitles them, immediately and/or in the future, for the benefit of the holders of those securities,

Free translation from French to English

resolves that the total nominal amount of share capital increases that may be carried out immediately or in the future under this delegation may not exceed €480,000, or, in any event, exceed the limits provided for by the regulations applicable on the day of the issue (indicatively, on the day of this general meeting, the issue of equity securities carried out by an offer referred to in Article  L. 411-2 1° of the French Monetary and Financial Code is limited to 20% of the Company’s share capital per year, such limit being assessed on the date of the Board of Directors’ decision to use this delegation), the maximum amount to be increased, as the case may be, by the additional amount of shares to be issued to preserve, in accordance with legal or regulatory provisions and, where applicable, contractual provisions, the rights of holders of securities giving access to share capital, further resolves that the maximum nominal amount of share capital increase that may be completed under this resolution will be deducted from the overall ceiling provided for in the Nineteenth Resolution below, decides to set at €200,000,000 (or the equivalent of this amount in case of issue in another currency) the maximum nominal amount of the debt securities that may be issued under this delegation, it being specified that:

-                   this amount will be increased, if applicable, by any redemption premium above par,

-                   this amount will be deducted from the overall ceiling referred to in the Nineteenth Resolution below,

-                   this limit does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92 paragraph 3 of the French Commercial Code whose issuance is decided or authorized by the Board of Directors under the conditions set out in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code,

decides that, if the subscriptions received do not account for the full amount of a subscription, the Board of Directors may use one or more of the various means provided by law in the order it deems appropriate and in particular:

-                   limit the issue to the amount of the subscriptions, on the condition that they amount to at least three quarters of the amount of the initial issue, and

-                   freely distribute all or part of the unsubscribed securities amongst persons of its choosing,

decides that the issue price of the shares that may be issued pursuant to this delegation shall be fixed by the Board of Directors and, as long as shares of the Company (whether or not in the form of American Depositary Shares) are admitted to trading on the Nasdaq Global Market in the United States of America, shall be at least equal to the volume-weighted average trading price for the last trading day prior to the setting of the price of the issue, which may be reduced by a maximum discount of 5% (provided that if, when using this delegation, the Company’s shares are admitted to trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Articles L. 225-136 1° and R. 225-119 of the French Commercial Code), taking into account, if applicable, the date of any dividend rights and being specified that the issue price of securities giving access to the capital, if any, issued pursuant to this delegation shall be such that the sum received immediately by the Company, plus the amount that may be collected by the Company upon the exercise or conversion of such securities, is, for each share issued as a result of the issue of such securities, at least equal to the minimum amount referred to above, resolves that the Board of Directors will have all powers to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

-                   decide on the capital increase and determine the securities to be issued and, more generally, decide on the issues pursuant to this delegation,

-                   decide the amount of the capital increase and, more generally, the amount of the issue in the event of the issue of securities, the issue price and the amount of any premium that may, if applicable, be requested pursuant the issuance,

Free translation from French to English

-                   set the terms and conditions of any issue and the form and characteristics of the shares or securities giving access to the capital to be issued, with or without a premium, the date of their possible retroactive dividend rights, their method of payment and, where applicable, the conditions for the exercise of rights of exchange, conversion, redemption or allotment of any other type of shares or securities giving access to the capital,

-                   make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company’s capital,

-                   to suspend, if necessary, the exercise of the rights attached to these securities for a maximum period of three months, and

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

decides that the Board of Directors may:

-                   on its sole initiative and when it deems it appropriate, charge the fees, duties and expenses arising from the capital increases carried out pursuant to the delegation referred to in this resolution, the amount of the premiums related to these transactions and collect, on the amount of these premiums, the sums necessary to bring the legal reserve up to one-tenth of the new capital, after each transaction,

-                   make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed and, more generally,

-                   take any measures, conclude any commitment and carry out any formalities necessary for the successful completion of the proposed issue, as well as the effect of making the resulting capital increase definitive, and amend the Bylaws accordingly, decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, notes that this delegation, not being a general delegation of authority relating to the increase of capital without preferential subscription right, but a delegation of authority relating to the increase of the share capital without preferential subscription right by way of an offer to the public referred to in Article L. 411-2 1° of the French Monetary and Financial Code, does not have the same object as the Fourteenth resolution of this meeting, notes, therefore, that this delegation shall not render inoperative the Fourteenth Resolution of this meeting, the validity and term of which is not affected by this delegation,

acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that the delegation granted to the Board of Directors is valid for a period of twenty-six (26) months from this meeting.

Free translation from French to English

Sixteenth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company, without shareholders’ preferential subscription right, for the benefit of a first category of persons meeting certain characteristics.

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

in accordance with the provisions of Articles L. 225-129 et seq. and L.225-138 of the French Commercial Code,

delegates to the Board of Directors its authority to proceed with a capital increase, on one or more occasions, in the proportions and time it will decide, by its sole deliberation, by way of the issue of shares of the Company, decides to waive the preferential subscription right granted to shareholders under Article L. 225-132 of the French Commercial Code and to reserve the subscription of such shares to the following category of persons:

-                   any trust, investment fund, company or other legal entity to be created, in France or abroad, in connection with permitting such entity to implement, as the case may be, an international Employee Stock Purchase Plan (“ESPP”) adopted or to be adopted by the Company and available to all or a part of the employees of the Company and affiliated companies, in France or abroad, within the meaning of Article L. 225-180 of the French Commercial Code and who, in addition, satisfy any characteristics to be determined by the Board of Directors, decides that the total nominal amount of the share capital increases that may be carried out in accordance with the present resolution may not exceed €44,000, it being specified that (i) the nominal amount of the share capital increases that may be carried out pursuant to this resolution as well as the Seventeenth Resolution below will be counted against this ceiling and (ii) the nominal amount of any share capital increase carried out pursuant to this resolution will be counted against the aggregate maximum limit contemplated by the Nineteenth Resolution hereafter, it being specified that this maximum amount may be increased, as the case may be, by the additional amount of shares to be issued in order to preserve, in accordance with applicable law and regulations and, as the case may be, any contractual provisions, the rights of shareholders and holders of other rights giving access to shares, decides that the issuance price for a share shall be determined by the Board of Directors on the date of the decision to issue the shares and must be no less than, during each offering period, as defined in the ESPP (“Offering Period”), the Euro equivalent of eighty-five percent (85%) of the lower of the closing price in US dollars of an ADS or an ordinary share of the Company on the Nasdaq Global Market on the first day of the relevant Offering Period and on the last day of such period (or, as the case may be, on any other date during such period as shall be decided by the Board of Directors in accordance with the ESPP), as published in the Wall Street Journal or any other source that the Board of Directors shall judge to be reliable, decides that the Board of Directors shall have all other powers, in order to implement the present delegation and, in particular to:

-                   determine the list of beneficiaries meeting the requirements mentioned above and benefiting from the suppression of the shareholders’ preferential subscription right;

-                   determine the number of shares to be subscribed by each beneficiary;

Free translation from French to English

-                   determine the amounts of the capital increases realized in accordance with this delegation and determine namely the subscription prices, dates, subscription periods, modalities and conditions of subscription, of liberation, of delivery and rights to interest of the shares as well as other conditions and modalities, within the legal and regulatory limits at the time of paying-up of the shares;

-                   acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

-                   deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, and, as the case may be, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

-                   generally, take any measures and perform any formality appropriate to this issuance,

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Seventeenth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company, without shareholders’ preferential subscription right, for the benefit of a second category of persons meeting certain characteristics.

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

in accordance with the provisions of Articles L. 225-129 et seq. and L.225-138 of the French Commercial Code,

delegates to the Board of Directors its authority to proceed with a capital increase, on one or more occasions, in the proportions and time it will decide, on its sole deliberation, by way of the issue of shares of the Company, decides to waive the preferential subscription right granted to shareholders under Article L. 225-132 of the French Commercial Code and to reserve the subscription of such shares to the following category of persons:

-                   Employees of the Company and affiliated companies, in France and abroad, within the meaning of Article L. 225-180 of the French Commercial Code belonging to an ESPP and meeting the characteristics as may be determined, as the case may be, by the Board of Directors, decides that the total nominal amount of the share capital increases that may be carried out in accordance with the present resolution may not exceed €44,000 and will be counted against (i) the nominal limit of €44,000 provided for in the Sixteenth Resolution above and (ii) the aggregate maximum limit contemplated by the Nineteenth Resolution hereafter, it being specified that this maximum amount may be increased, as the case may be, by the additional amount of shares to be issued in order to preserve, in accordance with applicable law and regulations and, as the case may be, any contractual provisions, the rights of shareholders and holders of other rights giving access to shares,

Free translation from French to English

decides that the issuance price for a share shall be determined by the Board of Directors on the date of the decision to issue the shares and must be no less than, during each offering period, as defined in the ESPP (“Offering Period”), to the Euro equivalent of eighty-five percent (85%) of the lower of the closing price in US dollars of an ADS or an ordinary share of the Company on the Nasdaq Global Market on the first day of the relevant Offering Period and on the last day of such period (or, as the case may be, on any other date during such period as shall be decided by the Board of Directors in accordance with the ESPP), as published in the Wall Street Journal or any other source that the Board of Directors shall judge to be reliable, decides that the Board of Directors shall have all other powers in order to implement the present delegation and, in particular, to :

-                   determine the list of beneficiaries meeting the requirements mentioned above and benefiting from the suppression of the shareholders’ preferential subscription right;

-                   determine the number of shares to be subscribed by each beneficiary;

-                   determine the amounts of the capital increases realized in accordance with this delegation and determine namely the subscription prices, dates, subscription periods, modalities and conditions of subscription, of liberation, of delivery and rights to interest of the shares as well as other conditions and modalities, within the legal and regulatory limits at the time of paying-up of the shares;

-                   acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

-                   deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, and, as the case may be, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

generally, take any measures and perform any formality appropriate to this issuance.

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Eighteenth Resolution

Delegation of authority given to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription right.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report,

in accordance with the provisions of Articles L. 225-135-1 and R. 225-118 of the French Commercial Code,

Free translation from French to English

delegates to the Board of Directors its authority to increase the number of shares or securities to be issued in the event of excess demand for subscription in the context of one or more capital increases of the Company, with or without preferential subscription right, decided pursuant to the Thirteenth, Fourteenth and Fifteenth Resolutions above, under the conditions set out in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (as of the date hereof, within thirty days of the closing of the subscription, at the same price as that used for the initial issue and within the limit of 15% of the initial issue), with such shares conferring the same rights as the initial issuance shares, subject to the date of their dividend rights, specifies that the nominal amount of any increase in share capital decided pursuant to this delegation in the context of capital increases of the Company, with or without preferential subscription right decided under the above delegations, will be deducted from the aggregate limit set forth in the Nineteenth Resolution below, to which shall be added, as the case may be, the additional amount of any additional shares or securities to be issued in order to preserve, in accordance with the law and, as the case may be, any contractual stipulations, the rights of holders of securities giving access to the share capital and other rights giving access to the share capital, decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation be given to the Board of Directors for a period of twenty-six (26) months from the date of this meeting.

Nineteenth Resolution

Overall limitations on the amount of issues made pursuant to the Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Resolutions above.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

in accordance with the provisions of Articles L. 225-129-2 of the French Commercial Code,

resolves that:

-                   the aggregate maximum nominal amount of the share capital increases that may be completed pursuant to the delegations granted pursuant to the Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Resolutions of this meeting shall not exceed €524,000, it being specified that the additional amount of the shares to be issued will be added to this limit in order to preserve, in accordance with legal or regulatory provisions and, as the case may be, with the applicable contractual provisions, the rights of the holders of securities and other rights giving access to shares,

-                   the maximum aggregate nominal amount of the debt securities that may be issued pursuant to the delegations granted pursuant to the resolutions referred to above is €200,000,000 (or the equivalent on the date of issue of this amount in foreign currency or in monetary unit established by reference to several currencies at the discretion of the Board of Directors), it being specified that this limit does not apply to the debt securities referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92, paragraph 3, of the French Commercial Code, whose issuance would be decided or authorized by the Board of Directors under the conditions provided by Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions that the Company may determine in accordance with the provisions of Article L. 228-36-A of the French Commercial Code.

Twentieth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Ordinary General Meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

Free translation from French to English

in accordance with the provisions of the French Commercial Code and in particular, Articles L. 225-129 et seq. and L. 225-130,

delegates to the Board of Directors the power to decide on one or more capital increases by capitalization of premiums, reserves, profits or other sums allowed to be capitalized, either by combining it with a capital increase in cash carried out pursuant to the previous resolutions and in the form of the allocation of free shares or, by increasing the par value of the existing shares, or through the combined use of these two methods, with such shares conferring the same rights as the original shares subject to their date of dividend rights, resolves that the total nominal amount of the share capital increases that may be completed immediately or in the future, may not exceed €150,000, plus, if applicable, the additional amount of shares issued in order to preserve, in accordance with legal or regulatory provisions and, as the case may be, applicable contractual stipulations, the rights of holders of securities and other rights giving access to shares, it being specified that this limit is set independently and separately from the limit referred to in the Nineteenth Resolution above, resolves, in accordance with the provisions of Article L. 225-130 of the French Commercial Code, that in the event of use by the Board of Directors of this delegation, any fractional rights will not be negotiable and that the corresponding securities will be sold, with the proceeds from such sale being allocated to the rights holders within the period prescribed by regulation, resolves that the Board of Directors shall have all power to implement, in accordance with the conditions set by law and the Bylaws, this delegation in order to, in particular:

-                   adopt all the terms and conditions of the authorized transactions and in particular to fix the amount and nature of the reserves, premiums to be incorporated, number of new shares to be issued or the amount by which the par value of the existing shares will be increased,

-                   take all measures to protect the rights of holders of securities giving access to the capital of the Company as of the date of the capital increase,

-                   in its discretion, charge the costs of the capital increase to the amount of the premiums related thereto and to deduct from this amount the sums necessary to bring the legal reserve up to one-tenth of the new share capital after each capital increase,

-                   acknowledge the completion of any capital increase that will result,

-                   make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed,

-                   carry out any related formalities and proceed, in particular, with the modification of the Bylaws and more generally carry out any necessary formalities, and

-                   with the ability to subdelegate under the conditions provided for by law, take any measure necessary to implement this delegation,

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of twenty-six (26) months from the date of this meeting.

Twenty-First Resolution

Delegation of authority given to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L.225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription right.

Free translation from French to English

The General Shareholders Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code.

authorizes the Board of Directors to grant, on one or more occasions, free existing or newly issued Company shares to its salaried employees, or certain categories of them, and / or its corporate officers who meet the conditions stipulated in Article L. 225-197-1, II of the French Commercial Code, and to salaried employees of companies or economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or voting rights on the date of granting of the shares in question, resolves to set the total number of free shares that may be granted by the Board of Directors pursuant to this authorization at 2,300,000 shares with a par value of €0.08 per share and that the Board of Directors will be able to modify the number of free shares granted in case of operations on the share capital of the Company occurring before the end of the “Vesting Period” as defined here above, in order to protect the rights of the beneficiaries, resolves that the total number of free shares granted by the Board of Directors pursuant to this authorization  may never exceed:

(i)           the overall limit of 10% of the existing share capital of the Company as of the date of the granting decision; or

(ii)        the overall limit of 30% of the existing share capital of the Company as of the date of the granting decision provided that the conditions set forth under article L. 225-197-1, I alinea 3 are met: the free shares granted by the Board of Directors benefit to all salaried employees of the Company and of the companies and economic interest groups included in the granting decision in question and the difference between the number of shares granted by the Board of Directors to each employee beyond the percentage of 10% may not exceed a ratio of one to five;

and shall be deducted from the overall limit provided by the Twenty-Fourth Resolution below,

resolves that the granting of the shares to their beneficiary shall be final, subject to the conditions or criteria that may be set by the Board of Directors being met, at the end of a period of at least one (1) year (the “Vesting Period”) and that the beneficiaries of the shares must, where applicable, hold them during a period set by the Board of Directors (the “Holding Period”) which, combined with the Vesting Period, may not be less than two (2) years, resolves, notwithstanding the foregoing provisions, that the shares shall be permanently granted before the end of the term of the Vesting Period and freely transferable in the event of the disability of the beneficiary corresponding to the second or third category referred to in Article L. 341-4 of the French Social Security Code,

resolves that the duration of the Vesting Period and, where applicable, the Holding Period, shall be set by the Board of Directors in accordance with the above-mentioned limits,

resolves that the Board of Directors shall determine the holding period applying to the corporate officers of the Company, in accordance with Article L. 225-197-1, II alinea 4 of the French Commercial Code.

notes that, in accordance with the provisions of Article L. 225-197-1 of the French Commercial Code, when the granting involves newly issued shares, this authorization automatically entails, in favor of the beneficiaries of the free share granting, the waiver by shareholders of their preferential subscription right to the newly issued shares, with the corresponding share capital increase being fully completed by sole virtue of the final granting of the shares to the beneficiaries,

Free translation from French to English

authorizes the Board of Directors, when the granting will concern newly issued shares, to proceed with one or more capital increase(s) through the capitalization of premiums, reserves, profits or other sums in order to grant shares subject to the conditions provided under this resolutions and acknowledges that it shall imply the waiver by shareholders in favor of the beneficiaries of free shares, of the portion of premiums, reserves, profits or other sums which would be used in the event of the issuance of new shares at the end of the Vesting Period and, for which purpose, all powers are delegated to the Board of Directors, delegates to the Board of Directors all powers in order to:

-                   ensure existing reserves are sufficient and transfer to a blocked reserve account upon each granting, the amounts required to pay for the new shares to be granted;

-                   decide on the identity of the beneficiaries of the granting and the number of shares that may be granted to each of them provided that the Board of Directors ensures that the conditions set forth under Article L. 225-197-1, I alinea 3 of the French Commercial Code referred above are met when the number of shares granted exceeds the overall limit of 10% of the existing share capital of the Company as of the date of the granting decision;

-                   set the conditions and, where applicable, the criteria for allocating these shares,

where applicable:

-                   decide, in due course, the capital increase(s) relating to any issuance of new shares that are freely granted;

-                   acquire the shares, where applicable, that are necessary for the delivery of any existing shares that are freely granted;

-                   take any appropriate measures to ensure beneficiaries’ compliance with the required holding obligation;

-                   make any necessary adjustments in accordance with legal or regulatory provisions and, where applicable, contractual stipulations, to protect the rights of holders of securities and other rights giving access to the Company’s capital,

-                   make any decision to get the securities and securities so issued admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed and,

-                   and, generally, in the context of legislation in effect, do all that is required to implement this resolution.

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of thirty-eight (38) months from the date of this meeting.

Twenty-Second Resolution

Delegation of authority given to the Board of Directors to issue share warrants (bons de souscription d’actions), without shareholders’ preferential subscription right for the benefit of a category of persons meeting certain characteristics.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

delegates to the Board of Directors its authority to issue a maximum number of 2,300,000 warrants (“BSAs”), it being specified that this number be deducted from the overall limit provided by the Twenty-Fourth Resolution below,

Free translation from French to English

resolves that each BSA shall give entitlement to subscribe to one ordinary share of the Company with a par value of €0.08, representing a capital increase of a maximum par amount of €184,000,

resolves that the issue price of a BSA shall be determined by the Board of Directors on the date the BSA is issued in accordance with its characteristics and shall be at least equal to 5% of the volume-weighted average price of the last five (5) trading sessions on the Nasdaq Global Market preceding the date of allocation of the aforementioned BSA by the Board of Directors, resolves to waive, for these BSAs, the shareholders’ preferential subscription right and to reserve the subscription in favor to the following category of persons:

-     directors of the Company or of one of its subsidiaries according to the date of allocation of the BSAs, who are not employees or managers of the Company or of one of its subsidiaries,

-     independent members of any committee that the Board of Directors of the Company has established or will establish, and

-     any natural or legal person related to the Company or to one of its subsidiaries by means of a consultancy agreement,

(the “Beneficiaries”),

resolves, in accordance with the provisions of Article L. 225-138-I of the French Commercial Code, to delegate to the Board of Directors the powers to determine the list of Beneficiaries and number of BSAs allocated to each Beneficiary designated as such, authorizes the Board of Directors, within the limits of the foregoing, to issue and allocate BSAs, on one or more occasions, to each Beneficiary,

resolves to delegate to the Board of Directors the powers to determine, for each Beneficiary, the terms and conditions for exercising BSAs and, in particular, the issue price of BSAs and the BSA exercise schedule, it being specified that these must be exercised no later than ten (10) years from their issuance and that the BSAs not exercised at the expiry of this ten (10) year period shall automatically lapse, resolves that each BSA will allow the subscription of one ordinary share with a par value of €0.08 at an exercise price determined by the Board of Directors on the date of issuance of the BSAs, which must be at least equal to the equivalent in Euros of the closing price in US dollars of an ADS or an ordinary share on the Nasdaq Global Market on the day preceding the Board of Directors’ decision to allocate the BSAs, resolves that the ordinary shares thus subscribed must be fully paid up at the time of their subscription, either by cash or through offsetting of any debt,

resolves that the new shares delivered to the Beneficiary upon the exercise of their BSAs shall be subject to all legal provisions and shall carry dividend rights from the first day of the financial year in which they are issued, resolves that the BSAs shall be transferable. They shall be issued in registered form and held in an administered account,

resolves to issue a maximum of 2,300,000 ordinary shares to which the BSAs issued shall grant entitlement,

acknowledges that, in accordance with the provisions of Articles  L. 228-91 and L. 225-132 of the French Commercial Code, the decision to issue BSA shall imply that the shareholders waive their preferential subscription right to the shares to which the BSA issued entitles, immediately and/or in the future, for the benefit of the holders of those securities;

Free translation from French to English

recalls that pursuant to Article L. 228-98 of the French Commercial Code:

-     in the event of capital decrease caused by losses through the reduction in the number of shares, the rights of the BSA holders as regards the number of shares to be received upon exercise of the BSA shall be reduced accordingly as if the said holders had been shareholders as from the issuance date of the BSA;

-     in the event of capital decrease caused by losses through the reduction of the nominal value of shares, the subscription price of the shares to which the BSA give right shall not vary, the issue premium being increased by the amount of the reduction in the nominal value, resolves further that:

-     in the event of capital decrease, non-caused by losses, through the reduction of the nominal value of shares, the subscription price of the shares to which the BSA give right will be reduced proportionally;

-     in the event of capital decrease, non-caused by losses, through the reduction in the number of shares, the BSA holders, if they exercise their BSA, shall be able to request the redemption of their shares in the same conditions as if they had been shareholders at the time of redemption by the Company of its own shares;

resolves, as stipulated in Article L.228-98 of the French Commercial Code, that the Company is authorized, without having to request the authorization of the BSA holders, to modify its form and corporate purpose, recalls that pursuant to the provisions of Article L. 228-98 of the French Commercial Code, the Company may neither amend the rules for distributing its profits, nor redeem its capital or create preference shares involving such a modification or redemption unless so authorized by the contract of issuance or in the circumstances stipulated in Article L. 228-103 of the French Commercial Code and subject to making the provisions necessary to maintain the rights of the holders of securities giving access to the capital according to the conditions defined in Article L. 228-99 of the French Commercial Code, decides, in the event that it would be necessary to proceed with the adjustment provided for in Article L. 228-99 3° of the French Commercial Code, that the adjustment would be made by applying the method provided for by Article R. 228-91 of the French Commercial Code, it being specified that the value of the preferential subscription right as well as the value of the share before removal of the subscription right would, if necessary, be determined by the Board of Directors depending on the subscription, exchange or sale price per share fixed during the last transaction involving the Company’s capital (capital increase, contribution of securities, sales of shares, etc.) during the six (6) months preceding the Board of Directors’ decision or, failing the completion of such an operation during this period, depending on the actual and/or forecast turnover of the Company or any other financial parameter which will appear relevant to the Board of Directors (and which will be validated by the Company’s Statutory Auditors), authorizes the Company to impose on the holders of BSAs the repurchase or redemption of their rights as stipulated in Article L. 228-102 of the French Commercial Code,

resolves to give all powers to the Board of Directors to implement this resolution and, in particular, in order to:

-     determine the subscription price of the BSAs and of the shares to which they give right pursuant to the terms of this resolution;

-     issue and allocate BSAs and to decide the conditions of their exercise and the final terms and conditions

Free translation from French to English

of the BSAs, including the exercise schedule, in accordance with the provisions of this resolution and within the limits set by this resolution, it being specified that the terms and conditions can differ from a beneficiary to another;

-     collect BSAs’ subscriptions and the related payments;

-     report the number of ordinary shares issued following the exercise of BSAs, carry out the formalities following the corresponding capital increases and make the relevant amendments to the Bylaws;

-     take all measures to ensure that BSA holders are protected in the event of a financial transaction involving the Company and in accordance with the legal and regulatory provisions in effect;

-     make any decision to get the shares issued following the exercise of BSAs (whether or not in the form of American Depositary Shares) admitted to trading on the Nasdaq Global Market in the United States of America or on any other market on which the Company’s shares would then be listed and,

-     generally, take any measures and perform any formality appropriate to this issuance.

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period, acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Twenty-Third Resolution

Delegation of authority given to the Board of Directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code.

The General Shareholders Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

in accordance with the provisions of Articles L. 225-177 et seq. of the French Commercial Code,

authorizes the Board of Directors, pursuant to Articles L. 225-177 to L. 225-185 of the French Commercial Code, to grant options giving the right to subscribe or to purchase ordinary shares of the Company, in one or several times, to its salaried employees or certain categories of them, and/or its corporate officers who meet the conditions stipulated in Article L. 225-185 of the French Commercial Code, and to salaried employees of companies and economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or voting rights on the date of granting of the options in question, resolves that the options granted by the Board of Directors pursuant to this authorization may not give an entitlement to subscribe or purchase for more than 2,300,000 ordinary shares of the Company with a par value of €0.08 each and that the Board of Directors will be able to modify the number of shares underlying the options in case of operations on the share capital of the Company in order to protect the rights of the beneficiaries, it being specified that this number shall be deducted from the overall limit provided by the Twenty-Fourth Resolution below, and the total number of shares to be issued on exercise of issued but unexercised options to subscribe shares may never exceed one third of the share capital,

Free translation from French to English

resolves that this authorization includes, in favor of the beneficiaries of options to subscribe shares, an express waiver by shareholders of their preferential subscription right with respect to shares that may be issued as options to subscribe shares are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the options to subscribe shares are granted, decides that the purchase or subscription price per share that may be issued pursuant to this resolution shall be fixed by the Board of Directors in accordance with the provisions of Article L. 225-177 of the French Commercial Code and shall be equal to the equivalent in Euros of at least equal to 95% of the closing trading price of an ordinary share of the Company (whether or not in the form of an American Depositary Share) admitted to trading on the Nasdaq Global Market in the United States of America on the last trading day before the grant date, it being specified that when an option allows its beneficiary to buy shares previously purchased by the Company, its exercise price, without prejudice to the foregoing and in accordance with the applicable legal provisions, may also not be less than 80% of the average price paid by the Company for all of the shares that it may previously have purchased, recalls that the subscription or purchase price for the shares to which the options give right cannot be modified during the term of the options, provided that, if the Company were to carry out one of the transactions referred to in Article L. 225-181 of the French Commercial Code, it shall take the necessary steps to protect the interests of the beneficiaries of the options under the conditions provided in Article L. 228-99 of the French Commercial Code, resolves that in the event of the issue of new shares or new securities giving access to the Company’s share capital in connection with a merger or demerger of the Company, the Board of Directors may suspend, if necessary, the exercise of options, resolves that, in the event the adjustment referred to in Article L. 228-99 3° of the French Commercial Code is necessary, the adjustment would be realized by applying the method provided in Article R. 228-91 of the French Commercial Code, provided that the value of the preferential subscription right and the value of the share before detachment of the preferential subscription right would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction with respect to the share capital of the Company (capital increase, contributions-in-kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditors of the Company), sets the term of the options at ten (10) years from their allocation, provided that this term may be shortened by the Board of Directors for beneficiaries residing in a specific country insofar as necessary to comply with the laws of such country, grants all powers to the Board of Directors to implement this authorization within the limits set out above and in particular to:

-   determine the identity of beneficiaries of options to subscribe shares or options to purchase shares, as well as the number of options to grant to each beneficiary;

-   set the purchase and/or subscription price of the shares underlying the options, within the limits set forth above, provided that the subscription price per share shall be at least equal to the par value of the share;

-   ensure that number of options to subscribe shares granted by the Board of Directors is set such that the total number of options to subscribe shares granted but not exercised does not give rights to subscribe to a number of shares exceeding a third of the share capital;

-   determine the modalities of options to subscribe shares or options to purchase shares plan and set the conditions in which the options will be granted, including, in particular, the schedule of exercise of options granted, which may vary according to the holders; provided that these conditions may include clauses prohibiting immediate resale of all or part of the shares issued upon exercise of the options, within the limits set by applicable law;

Free translation from French to English

-   acquire shares of the Company, if any, as necessary for the allocation of any shares to which options to purchase shares give right;

-   complete, either itself or through a representative, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution;

-   charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;

-   modify the Company’s Bylaws in connection herewith and, in general, do everything that is required;

resolved that the Board of Directors shall inform the ordinary shareholders’ meeting every year of the transactions completed pursuant to this resolution,

acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that the delegation granted to the Board of Directors is valid for a period of thirty-eight (38) months from this meeting.

Twenty-Fourth Resolution

Overall limitations on the amount of issues under the Twenty-First Resolution, the Twenty-Second Resolution and the Twenty-Third Resolution above.

The General Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report,

resolves that the total number of (i) shares that would be allocated free of charge pursuant to the Twenty-First Resolution above, (ii) shares that may be issued upon the exercise of share warrants allocated pursuant to the Twenty-Second Resolution above and (iii) shares that may be subscribed or purchased upon the grant of options pursuant to the Twenty-Third Resolution above, may not exceed 2,300,000 shares with a par value of €0.08 each, it being specified that to this ceiling shall be added the additional amount of shares to be issued in order to protect, in accordance with the applicable contractual stipulations, the rights of the holders of securities and other rights giving access to the shares.

Twenty-fifth Resolution

Delegation of authority given to the Board of Directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d’épargne d’entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code.

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary General Meetings,

having considered the Board of Directors’ report and the Statutory Auditors’ report,

Free translation from French to English

in accordance, in particular, with the provisions of Articles L. 225-129 et seq. and L. 255-138, L. 225-138-1 of the French Commercial Code and Articles L. 3332-1 and L. 3332-18 et seq. of the French Labor Code,

delegates to the Board of Directors its authority in order to increase the share capital, on one or more occasions, at its discretion, by issuing ordinary shares reserved to employees and eligible corporate officers of the Company and of companies related to it within the meaning of Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code and which, moreover, meet the conditions that may be set by the Board of Directors (hereafter, “Group Employees”), subscribing directly or indirectly through the intermediary of one or several companies mutual funds, as long as the Group Employees adhere to a collective employee shareholding plan as stipulated in Articles L. 3332-1 et seq. of the French Labor Code,

resolves, consequently, to waive the preferential subscription right granted to shareholders by Article L. 225-132 of the French Commercial Code and to reserve subscription for the aforementioned shares to Group Employees, the other shareholders waiving any right to receive any free share in relation to the discount or employer contribution that would be issued on the basis of this resolution, resolves that the total par amount of capital increases that may be carried out pursuant to this resolution must not exceed the maximum amount of €44,000, and to which shall be added, where applicable, the additional amount of shares to be issued in order to protect, in accordance with the applicable contractual stipulations, the rights of the holders of securities and other rights giving access to the shares, resolves that the issue price for a share shall be determined by the Board of Directors in accordance with the terms and conditions stipulated in Article L. 3332-20 of the French Labor Code, it being specified, however, that if, when use is made of this delegation, the shares of the Company were admitted for trading on a regulated market within the meaning of the French Commercial Code, the price would be set in accordance with the provisions of Article L. 3332-19 of the French Labor Code, resolves that the Board of Directors shall have all powers, with the ability to delegate further according to the conditions stipulated in law, in order to implement this delegation,

resolves that, in the case where the beneficiaries have not subscribed, within the concerned time-period, the totality of the share capital increase, the share capital increase would be realized only up to the amount of the shares actually subscribed. In this case the unsubscribed shares can be proposed again to the beneficiaries in the context of a new share capital increase, resolves to give all powers to the Board of Directors to implement this resolution and, in particular, in order to:

-     determine the companies the Group Employees of which will be able to benefit from the subscription offer,

-     determine, within the limits fixed by law, the conditions of the issuance of the shares and the exercise period for the Group Employees to exercise their rights,

-     determine the time period and modalities of paying-up of the shares, it being specified that the time limit cannot be higher than 3 years,

-     deduct, as the case may be, the costs of the share capital increases on the share premium amount corresponding to those share capital increases, in case of newly issued shares in relation to the discount and/or employer contribution to capitalize reserves, results or shares premiums necessary to the paying-up of those shares and, if it deems it necessary, take from this amount, the amount necessary to increase the legal reserve to one tenth of the new share capital post increase;

-     acknowledge the paying-up of the share capital increase(s) proportionally to the number of subscribed shares and modify the articles of association accordingly;

-     generally, take any measures and perform any formality appropriate to this issuance.

decides that the Board of Directors shall not, unless otherwise authorized by the General Shareholders’ Meeting, use this delegation as from the filing of a public offer by a third party until the end of the public offer period,

Free translation from French to English

acknowledges that this delegation supersedes the unused portion of any previous delegation with the same purpose,

decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting.

Twenty-Sixth Resolution

Amendment of the Bylaws in accordance with certain provisions of law n°2019-744 of 19 July 2019 and law n°2019-486 of 22 May 2019

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements required by Extraordinary Shareholders’ Meetings,

having considered the Board of Directors’ report,

decides to include in the Bylaws of the Company the possibility to take certain decisions by way of written consultation of the directors in accordance with the third paragraph of Article L. 225-37 of the French Commercial Code as amended by article 15 of the law n°2019-744 of July 19, 2019.

In consequence, the following paragraph is added at the end of the first paragraph of article 15 of the Bylaws, the remaining paragraphs of the article being unchanged:

“Decisions falling within the scope of the Board of Directors’ own powers referred to in Article L.225-37 of the French Commercial Code may be taken by written consultation of the directors.”

decides further to amend article 20 of the Bylaws to comply with the provisions of Articles L.225-96 and L.225-98 of the French Commercial Code as amended by article 16 of the law n°2019-744 of July 19, 2019.

In consequence, the eleventh and twelfth paragraphs of article 20 of the Bylaws of the Company are amended as follows, the remaining paragraphs of the article being unchanged:

“The deliberations of the Ordinary General Meeting are approved by a majority of votes cast by the shareholders present or represented.

The deliberations of the Extraordinary General Meeting are approved by a two-thirds majority of the votes cast by the shareholders present or represented.”

decides further to amend article 17 of the Bylaws to comply with the provisions of Article L.225-45 of the French Commercial Code as amended by article 185 of the law n°2019-486 of 22 May 2019.

In consequence, the first and second paragraphs of article 17 of the Bylaws are amended as follows, the remaining paragraphs of the article being unchanged:

“The General Meeting can allocate a fixed annual amount to the directors, as compensation for their activity. The General Meeting will determine this amount without being bound by previous decisions.

The Board of Directors shall freely distribute among its members the overall amounts allocated to the directors.”

Free translation from French to English

Appendix

Documents request form

BNP PARIBAS Securities Services — CTS Assemblées Générales
Les Grands Moulins de Pantin
9, rue du Débarcadère
93761 Pantin Cedex

Re :                 Talend Annual General Meeting dated June 30, 2020

Request to send the documents and information referred to in article R.225-83 of the French Commercial Code

[You are a natural person shareholder:]

I, the undersigned […] residing […]

[You are a legal person shareholder]:

I, the undersigned […], acting as representative of the company […] (name and form), having its registered office […] and registered in the commercial register of […] under the number […],

request that the documents and information referred to in article R.225-83 of the French Commercial Code concerning the general meeting convened for June 30, 2020 be sent to me at the following address: […] or by email to the address next : […@...]

[You are the holder of registered shares]

I also request to receive the documents and information referred to in articles R. 225-81 and R. 225-83 of the French Commercial Code at each of the upcoming shareholders’ meetings.

[Shareholder signature]

Signed in             (place) on             (date)